Credit Suisse First Boston
Asset-Backed Securities
ABSC 2005-HE7
Fixed
1,113 records
Balance: 51,124,974
Home Equity Mortgage Loan Portfolio

Selection Criteria: Fixed
Table of Contents

1.

Original Principal Balances

2.

Outstanding Principal Balances

3.

Current Mortgage Rates

4.

Original Term To Maturity

5.

Remaining Term To Maturity

6.

Lien

7.

Seasoning (Months)

8.

Combined Loan-to-Value Ratios

9.

Owner Occupancy

10.

Property Type

11.

Loan Purpose

12.

Documentation Type

13.

Product Type

14.

STATE

15.

Prepayment Penalty Term

16.

FICO Scores

1. Original Principal Balances

Original Principal Balances	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
0.00 - 25,000.00	376	$5,943,994.15	11.58%	$15,751.91	10.514%	98.21%	98.21%	640
25,000.01 - 50,000.00	384	13,711,868.90	26.68	35,524.71	10.567	95.95	95.95	648
50,000.01 - 75,000.00	156	9,411,281.80	18.37	60,200.36	10.172	92.62	93.11	642
75,000.01 - 100,000.00	110	9,548,587.96	18.64	86,628.35	9.830	90.81	91.64	636
100,000.01 - 125,000.00	45	4,979,691.70	9.72	110,454.85	8.755	88.66	93.20	640
125,000.01 - 150,000.00	16	2,203,949.00	4.30	137,479.46	8.515	84.49	85.08	607
150,000.01 - 175,000.00	9	1,473,920.00	2.87	163,159.21	8.703	71.30	71.30	592
175,000.01 - 200,000.00	5	972,311.00	1.90	194,031.18	8.421	79.65	83.75	612
200,000.01 - 225,000.00	2	423,750.00	0.83	211,441.15	7.950	74.05	74.05	591
225,000.01 - 250,000.00	5	1,188,416.60	2.32	237,437.60	8.023	72.22	80.26	593
250,000.01 - 275,000.00	1	262,500.00	0.51	261,873.35	8.625	74.15	74.15	526
275,000.01 - 300,000.00	2	583,500.00	1.14	291,392.80	7.614	75.21	75.21	614
300,000.01 - 333,700.00	1	320,000.00	0.43	217,690.20	8.650	53.83	53.83	575
350,000.01 - 600,000.00	1	360,000.00	0.70	359,244.63	9.500	100.00	100.00	664
Total:	1,113	$51,383,771.11	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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2. Outstanding Principal Balances

Outstanding Principal Balances	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
0.00 - 25,000.00	377	$5,923,164.31	11.59%	$15,711.31	10.514%	98.21%	98.21%	640
25,000.01 - 50,000.00	387	13,840,686.19	27.07	35,764.05	10.560	95.91	95.91	648
50,000.01 - 75,000.00	152	9,191,612.51	17.98	60,471.13	10.175	92.61	93.11	642
75,000.01 - 100,000.00	112	9,728,681.28	19.03	86,863.23	9.852	91.00	91.81	636
100,000.01 - 125,000.00	43	4,770,905.51	9.33	110,951.29	8.665	88.19	92.91	640
125,000.01 - 150,000.00	16	2,199,671.40	4.30	137,479.46	8.515	84.49	85.08	607
150,000.01 - 175,000.00	9	1,468,432.89	2.87	163,159.21	8.703	71.30	71.30	592
175,000.01 - 200,000.00	5	970,155.92	1.90	194,031.18	8.421	79.65	83.75	612
200,000.01 - 225,000.00	3	640,572.49	1.25	213,524.16	8.188	67.18	67.18	586
225,000.01 - 250,000.00	5	1,187,188.02	2.32	237,437.60	8.023	72.22	80.26	593
250,000.01 - 275,000.00	1	261,873.35	0.51	261,873.35	8.625	74.15	74.15	526
275,000.01 - 300,000.00	2	582,785.60	1.14	291,392.80	7.614	75.21	75.21	614
350,000.01 - 600,000.00	1	359,244.63	0.70	359,244.63	9.500	100.00	100.00	664
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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3. Current Mortgage Rates

Current Mortgage Rates	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
5.000 - 5.499	1	$94,798.67	0.19%	$94,798.67	5.250%	54.57%	54.57%	646
6.000 - 6.499	6	714,253.16	1.40	119,042.19	6.306	77.66	89.56	637
6.500 - 6.999	19	2,320,433.33	4.54	122,128.07	6.822	80.80	87.55	626
7.000 - 7.499	8	970,298.69	1.90	121,287.34	7.313	87.65	96.40	642
7.500 - 7.999	29	3,327,163.43	6.51	114,729.77	7.775	83.02	87.91	626
8.000 - 8.499	22	2,048,003.37	4.01	93,091.06	8.259	68.24	68.24	591
8.500 - 8.999	71	4,343,061.18	8.49	61,169.88	8.798	82.92	82.92	608
9.000 - 9.499	68	3,144,365.18	6.15	46,240.66	9.297	96.36	96.36	651
9.500 - 9.999	294	11,590,615.07	22.67	39,423.86	9.831	95.34	95.41	653
10.000 - 10.499	147	5,561,734.31	10.88	37,834.93	10.303	95.22	95.22	640
10.500 - 10.999	203	7,284,312.53	14.25	35,883.31	10.776	96.25	96.25	639
11.000 - 11.499	82	3,703,737.96	7.24	45,167.54	11.257	94.32	94.32	633
11.500 - 11.999	79	2,688,352.90	5.26	34,029.78	11.737	91.61	91.61	619
12.000 - 12.499	23	985,773.55	1.93	42,859.72	12.245	93.98	93.98	644
12.500 - 12.999	38	1,336,007.15	2.61	35,158.08	12.695	95.83	95.83	635
13.000 - 13.499	13	648,371.06	1.27	49,874.70	13.238	94.97	94.97	656
13.500 - 13.999	10	363,692.56	0.71	36,369.26	13.594	100.00	100.00	640
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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4. Original Term To Maturity

Original Term To Maturity	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
1 - 180	458	$21,211,425.83	41.49%	$46,313.16	10.214%	95.50%	95.50%	653
181 - 240	498	14,336,577.23	28.04	28,788.31	10.688	97.80	97.80	649
241 - 360	157	15,576,971.04	30.47	99,216.38	8.591	79.25	82.44	601
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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I.

5. Remaining Term To Maturity

Remaining Term To Maturity	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
61 - 120	3	$295,112.80	0.58%	$98,370.93	9.115%	52.31%	52.31%	569
121 - 180	455	20,916,313.03	40.91	45,969.92	10.229	96.11	96.11	654
181 - 240	498	14,336,577.23	28.04	28,788.31	10.688	97.80	97.80	649
241 - 300	1	55,335.13	0.11	55,335.13	11.625	75.00	75.00	522
301 - 360	156	15,521,635.91	30.36	99,497.67	8.580	79.26	82.47	601
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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6. Lien

Lien	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
1	160	$16,514,218.92	32.30%	$103,213.87	8.380%	78.67%	81.68%	603
2	953	34,610,755.18	67.70	36,317.69	10.555	97.17	97.17	652
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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7. Seasoning (Months)

Seasoning (Months)	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
1	5	$237,325.00	0.46%	$47,465.00	9.911%	100.00%	100.00%	639
2	243	11,818,797.37	23.12	48,637.03	9.763	92.45	94.16	648
3	345	15,114,116.31	29.56	43,809.03	9.826	92.24	93.48	633
4	220	10,408,406.99	20.36	47,310.94	9.950	89.48	90.42	636
5	189	9,165,257.63	17.93	48,493.43	9.816	89.49	89.61	628
6	91	3,358,067.47	6.57	36,901.84	10.314	90.63	90.63	626
7	15	717,618.96	1.40	47,841.26	9.246	95.56	95.56	647
9	1	14,843.33	0.03	14,843.33	10.250	100.00	100.00	621
10	2	129,469.85	0.25	64,734.93	8.840	88.01	88.01	574
12	2	161,071.19	0.32	80,535.60	8.465	89.01	89.01	627
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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8. Combined Loan-to-Value Ratios

Combined Loan-to-Value Ratios	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
0.01 - 25.00	3	$76,470.06	0.15%	$25,490.02	10.382%	18.39%	18.39%	563
25.01 - 30.00	4	111,206.55	0.22	27,801.64	11.466	28.20	28.20	556
30.01 - 35.00	4	132,001.29	0.26	33,000.32	9.679	32.72	32.72	581
35.01 - 40.00	1	61,972.51	0.12	61,972.51	9.990	40.00	40.00	523
40.01 - 45.00	3	358,110.48	0.70	119,370.16	8.757	42.69	42.69	597
45.01 - 50.00	6	374,441.77	0.73	62,406.96	9.020	46.17	46.17	567
50.01 - 55.00	6	695,170.62	1.36	115,861.77	9.040	53.71	53.71	561
55.01 - 60.00	11	1,167,339.60	2.28	106,121.78	8.973	57.61	57.61	559
60.01 - 65.00	9	977,698.58	1.91	108,633.18	9.429	63.28	63.28	550
65.01 - 70.00	24	1,809,413.42	3.54	75,392.23	9.675	68.26	68.26	553
70.01 - 75.00	18	1,436,480.21	2.81	79,804.46	9.684	73.27	73.27	547
75.01 - 80.00	16	1,544,828.16	3.02	96,551.76	8.677	78.66	78.66	576
80.01 - 85.00	22	2,302,389.19	4.50	104,654.05	7.943	83.15	83.15	624
85.01 - 90.00	31	2,196,351.31	4.30	70,850.04	8.768	89.00	89.39	640
90.01 - 95.00	71	3,747,736.43	7.33	52,785.02	9.514	94.13	94.36	646
95.01 - 100.00	884	34,133,363.92	66.76	38,612.40	10.231	98.49	99.90	655
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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9. Owner Occupancy

Owner Occupancy	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
Owner Occupied	1,111	$51,028,174.86	99.81%	$45,929.95	9.852%	91.22%	92.19%	636
Investor	2	96,799.24	0.19	48,399.62	9.809	78.55	78.55	610
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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10. Property Type

Property Type	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
Single Family	668	$31,965,844.68	62.52%	$47,853.06	9.831%	89.02%	89.54%	632
PUD	364	15,409,550.33	30.14	42,333.93	9.953	95.37	97.27	643
Condominium	60	2,547,033.92	4.98	42,450.57	9.954	95.33	95.33	651
Townhome	19	1,003,911.57	1.96	52,837.45	9.150	87.71	90.83	633
Manufactured Housing	2	198,633.60	0.39	99,316.80	7.782	81.15	85.38	599
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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11. Loan Purpose

Loan Purpose	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
Purchase	754	$28,528,950.95	55.80%	$37,836.80	9.849%	96.27%	98.01%	653
Refinance - Cash Out	327	19,260,322.23	37.67	58,900.07	10.004	84.64	84.64	613
Refinance - Rate/Term	32	3,335,700.92	6.52	104,240.65	9.002	85.63	85.63	626
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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12. Documentation Type

Documentation Type	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
Full Documentation	688	$24,204,573.50	47.34%	$35,181.07	10.112%	96.67%	97.94%	643
Stated Income	375	23,579,496.06	46.12	62,878.66	9.583	88.92	89.73	640
Limited Documentation	50	3,340,904.54	6.53	66,818.09	9.874	67.54	67.54	559
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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13. Product Type

Product Type	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
Balloon - 30/15	417	$19,005,903.69	37.18%	$45,577.71	10.317%	97.93%	97.93%	659
Fixed - 10 Yr	3	295,112.80	0.58	98,370.93	9.115	52.31	52.31	569
Fixed - 15 Yr	38	1,910,409.34	3.74	50,273.93	9.356	77.91	77.91	606
Fixed - 16 Yr	1	153,472.09	0.30	153,472.09	8.250	57.07	57.07	561
Fixed - 20 Yr	497	14,183,105.14	27.74	28,537.43	10.715	98.24	98.24	650
Fixed - 25 Yr	1	55,335.13	0.11	55,335.13	11.625	75.00	75.00	522
Fixed - 28 Yr	1	78,660.45	0.15	78,660.45	8.790	95.00	95.00	657
Fixed - 30 Yr	151	14,667,939.03	28.69	97,138.67	8.632	79.02	81.95	597
Fixed - 30 Yr - 5 Yr IO	4	775,036.43	1.52	193,759.11	7.577	82.34	91.14	680
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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14. STATE

STATE	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
Texas	220	$8,142,938.55	15.93%	$37,013.36	9.173%	86.44%	90.47%	618
California	142	10,232,274.66	20.01	72,058.27	10.022	94.50	94.73	655
Florida	60	4,180,595.36	8.18	69,676.59	8.538	83.56	84.00	617
Washington	59	2,521,070.44	4.93	42,730.01	11.217	95.74	95.74	649
North Carolina	48	1,152,651.35	2.25	24,013.57	9.815	98.93	98.93	646
Georgia	38	1,264,681.14	2.47	33,281.08	10.920	98.03	98.03	643
Colorado	35	1,324,649.59	2.59	37,847.13	10.221	99.44	99.44	651
Ohio	34	946,547.26	1.85	27,839.63	10.250	93.83	93.83	621
Pennsylvania	34	1,336,697.06	2.61	39,314.62	9.915	89.98	91.01	631
Virginia	34	1,954,524.90	3.82	57,486.03	10.392	92.54	94.57	648
South Carolina	33	794,475.98	1.55	24,075.03	10.587	98.97	98.97	637
Nevada	32	1,789,802.09	3.50	55,931.32	10.298	94.95	95.87	638
Tennessee	32	1,241,945.34	2.43	38,810.79	9.512	88.28	88.96	630
Arizona	28	1,346,296.99	2.63	48,082.04	9.208	92.02	95.72	655
New Mexico	26	865,612.12	1.69	33,292.77	10.575	98.70	98.70	643
Maryland	25	1,680,673.55	3.29	67,226.94	9.895	89.68	89.68	625
New York	24	1,731,279.35	3.39	72,136.64	9.818	86.18	86.18	632
Michigan	23	635,057.20	1.24	27,611.18	11.050	98.87	98.87	623
Minnesota	23	816,692.49	1.60	35,508.37	9.937	98.36	98.36	652
New Jersey	21	1,217,637.74	2.38	57,982.75	11.281	84.56	84.56	624
Utah	20	880,941.36	1.72	44,047.07	9.548	94.93	94.93	666
Illinois	18	452,729.53	0.89	25,151.64	11.003	99.44	99.44	651
Missouri	17	609,685.48	1.19	35,863.85	10.676	94.76	94.76	642
Louisiana	11	620,653.24	1.21	56,423.02	8.721	76.61	76.61	590
Massachusetts	9	529,071.76	1.03	58,785.75	10.510	99.05	99.05	645
Oklahoma	9	330,283.08	0.65	36,698.12	9.580	84.99	84.99	621
Kansas	7	261,315.83	0.51	37,330.83	10.092	86.35	86.35	630
Kentucky	6	264,185.94	0.52	44,030.99	8.420	79.52	79.52	588
Nebraska	6	180,640.01	0.35	30,106.67	8.734	92.12	92.12	629
Connecticut	5	304,792.71	0.60	60,958.54	9.738	82.12	82.12	605
Iowa	5	123,715.12	0.24	24,743.02	10.420	96.93	96.93	664
Indiana	4	100,613.07	0.20	25,153.27	10.935	100.00	100.00	652
Delaware	3	321,295.94	0.63	107,098.65	8.246	80.19	80.19	591
Idaho	3	97,566.55	0.19	32,522.18	10.394	97.84	97.84	639
Oregon	3	136,170.79	0.27	45,390.26	10.877	98.69	98.69	652
Arkansas	2	137,098.28	0.27	68,549.14	10.358	87.27	87.27	614
Mississippi	2	12,466.38	0.02	6,233.19	10.250	100.00	100.00	718
Montana	2	40,143.29	0.08	20,071.65	9.829	61.40	61.40	655
New Hampshire	2	256,484.10	0.50	128,242.05	9.128	65.90	65.90	541
Vermont	2	113,740.04	0.22	56,870.02	5.866	60.31	60.31	648
Maine	1	26,809.11	0.05	26,809.11	10.350	100.00	100.00	627
Rhode Island	1	55,347.65	0.11	55,347.65	12.500	100.00	100.00	579
South Dakota	1	6,882.32	0.01	6,882.32	10.250	95.00	95.00	610
Wisconsin	1	27,919.21	0.05	27,919.21	11.500	100.00	100.00	753
West Virginia	1	32,688.12	0.06	32,688.12	9.550	100.00	100.00	650
Wyoming	1	25,632.03	0.05	25,632.03	10.000	100.00	100.00	680
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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15. Prepayment Penalty Term

Prepayment Penalty Term	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
0	943	$35,459,233.20	69.36%	$37,602.58	10.447%	94.77%	94.83%	643
12	15	1,871,165.27	3.66	124,744.35	9.386	85.82	85.82	633
24	21	1,682,345.99	3.29	80,111.71	8.820	90.52	95.59	643
36	132	11,908,700.29	23.29	90,217.43	8.342	81.61	84.88	615
60	2	203,529.35	0.40	101,764.68	7.467	83.70	83.70	586
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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16. FICO Scores

FICO Scores	Number of Loans	Aggregate Current Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA LTV	WA COMBLTV	WA FICO
500 - 519	7	$521,896.40	1.02%	$74,556.63	11.340%	66.77%	66.77%	511
520 - 539	26	2,555,550.74	5.00	98,290.41	9.348	64.72	64.72	530
540 - 559	30	1,830,403.05	3.58	61,013.44	9.721	66.20	66.66	550
560 - 579	80	4,543,971.36	8.89	56,799.64	9.121	72.66	72.90	569
580 - 599	56	1,794,291.62	3.51	32,040.92	9.575	92.70	96.56	589
600 - 619	87	3,258,074.22	6.37	37,449.13	9.476	92.80	94.42	609
620 - 639	226	9,231,001.37	18.06	40,845.14	10.232	96.79	97.50	631
640 - 659	233	9,755,143.29	19.08	41,867.57	9.993	96.73	97.73	649
660 - 679	162	8,816,750.24	17.25	54,424.38	9.900	96.56	98.04	669
680 - 699	108	5,132,206.77	10.04	47,520.43	9.962	97.59	98.03	688
700 - 719	49	2,092,052.98	4.09	42,694.96	9.960	94.41	95.56	710
720 - 739	22	760,643.02	1.49	34,574.68	9.520	95.22	97.63	733
740 - 759	15	503,323.71	0.98	33,554.91	9.922	99.31	99.31	751
760 - 779	9	296,095.88	0.58	32,899.54	9.677	98.73	98.73	767
780 - 799	1	11,349.49	0.02	11,349.49	9.500	100.00	100.00	784
800 - 819	2	22,219.96	0.04	11,109.98	9.399	100.00	100.00	800
Total:	1,113	$51,124,974.10	100.00%	$45,934.39	9.852%	91.19%	92.17%	636

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Jul 14, 2005 17:30

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